SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

 Date of Report (Date of earliest event reported) November 27, 2019

GENERATION HEMP, INC.

 (Exact name of Registrant as specified in its charter)

COLORADO	000-176154	26-3119496
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4316 Tennyson Street

Denver, Colorado 80212
(Address of principal executive offices and Zip Code)

(720) 273-2398

 (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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INTRODUCTORY NOTE

This Current Report on Form 8-K is being filed in connection with the closing on November 27, 2019 of the transactions contemplated by that certain Stock Purchase Agreement, dated August 15, 2019 (the “Stock Purchase Agreement”) among Generation Hemp, Inc. (formerly known as Home Treasure Finders, Inc.) (the “Company”), HMTF Merger Sub Inc., a Colorado corporation (as “Buyer” and together with the Company, the “Buyer Parties”), Energy Hunter Resources, Inc., a Delaware corporation (the “EHR”), certain stockholders of EHR set for therein (as “Sellers”), and Gary C. Evans (as the “Sellers’ Representative” and together with the EHR and Sellers, the “Seller Parties”), as amended.

The description of the Stock Purchase Agreement and related transactions in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Stock Purchase Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 19, 2019 and incorporated herein by reference.

JUMPSTART OUR BUSINESS STARTUPS ACT

The Company qualifies as an “emerging growth company” as defined in Section 101 of the Jumpstart our Business Startups Act (the “JOBS Act”) as we do not have more than $1,070,000,000 in annual gross revenue and did not have such amount as of March 31, 2018 our last fiscal year. We are electing to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act.

We may lose our status as an emerging growth company on the last day of our fiscal year during which (i) our annual gross revenue exceeds $2,000,000,000 or (ii) we issue more than $2,000,000,000 in non-convertible debt in a three-year period. We will lose our status as an emerging growth company if at any time we are deemed to be a large accelerated filer. We will lose our status as an emerging growth company on the last day of our fiscal year following the fifth anniversary of the date of the first sale of common equity securities pursuant to an effective registration statement.

As an emerging growth company, we are exempt from Section 404(b) of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) and Section 14A(a) and (b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such sections are provided below:

Section 404(b) of the Sarbanes-Oxley Act requires a public company’s auditor to attest to, and report on, management’s assessment of its internal controls.

Sections 14A(a) and (b) of the Exchange Act, implemented by Section 951 of the Dodd-Frank Act, require companies to hold shareholder advisory votes on executive compensation and golden parachute compensation.

As long as we qualify as an emerging growth company, we will not be required to comply with the requirements of Section 404(b) of the Sarbanes-Oxley Act and Section 14A(a) and (b) of the Exchange Act.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect the current view of our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the U.S. federal securities laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 27, 2019, the Company completed the purchase from Sellers of 6,328,948 shares of common stock, par value $0.0001 per share of EHR (“EHR Common Stock”) representing approximately 91% of the issued and outstanding common stock of EHR as of August 15, 2019. In exchange for the EHR Common Stock, the Sellers received 6,328,948 shares of Company’s Series A Convertible Preferred Stock (“Series A Preferred”). Each share of the Series A Preferred; (a) converts into 15.7 shares of common stock of the Company (subject to downward adjustment to 12 shares or common stock should certain conditions not be met while the Series A Preferred is outstanding), (b) possesses full voting rights, on an as-converted basis, with the common stock of the Company, and (c) has no dividend rate. On a fully diluted, as converted basis, the Sellers own approximately 88% of the issued and outstanding common stock of the Company.

As of the closing date, the Company now indirectly owns, through Buyer, approximately 91% of the issued and outstanding common stock of EHR. Thus, EHR is a majority owned subsidiary of the Company. EHR is an oil and gas exploration and production company whose core properties are located in (a) Cochran County, Texas within the Slaughter-Levelland Field of the San Andres formation in the Northwest Shelf of West Texas and (b) certain areas of the Eagle Ford Shale Trend in Karnes County, Texas. EHR holds an 8.0% interest in certain oil and gas and/ or oil, gas and mineral leases, lands interests, and other properties located in Cochran County and a 28.125% interest in certain oil and gas and/ or oil, gas and mineral leases, lands interests, and other properties located in Karnes County. All of EHR’s assets are currently accounted for on EHR’s financial statements on a held for sale basis. It the current intention of the management to fully divest these oil and gas assets and become a pure play, hemp only company. The proceeds expected to be generated from the eventual sale of these assets, in addition to other sources of capital, are intended to be used as working capital for the Company.

In addition to the foregoing, as soon as practicable after closing, pursuant to an amendment to the Stock Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference., the Company, through the Buyer, has agreed to convert the 34,000 outstanding shares of EHR’s Series C Convertible Preferred Stock (“Series C Convertible”) into 2,414,773 shares of the Company’s common stock (the “Series C Conversion”). Each current holder of the Series C Convertible will also receive a warrant to purchase two shares of common stock of the Company for each share of common stock of the Company that such holder receives. Each warrant will have a cash exercise price of $0.37 per share and shall expire on November 30, 2020. The warrants will not have a net settlement feature.

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Item 3.02 Unregistered Sales of Equity Securities.

The 6,328,948 shares of the Series A Preferred issued to the Sellers in connection with the Acquisition were issued with a restrictive legend indicating that the shares had not been registered under the Securities Act of 1933 (the “Securities Act”). For more information, see Item 2.01 – Completion of Acquisition or Disposition of Assets.

The issuance of the Series A Preferred in conjunction with the acquisition of the EHR Common Stock was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), together with regulations promulgated thereunder by the U.S. Securities and Exchange Commission, based upon the following: (a) there was no public offering or general solicitation with respect to the offering of such shares, (b) each Seller was provided with certain disclosure materials and all other information requested with respect to the Company, (c) each Seller acknowledged that the Series A Preferred was being acquired for investment intent and constitutes “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act, (d) each Seller represented and warranted that he is an “accredited investor” as defined in Rule 501(a) under the Securities Act, and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Items 2.01, 3.02, and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information regarding the Acquisition set forth in Item 2.01 – Completion of Acquisition or Disposition of Assets and the information set forth in Item 5.02 are incorporated herein by reference.

At the Closing, the Sellers received 6,328,948 shares of the Series A Preferred. Each share of the Series A Preferred; (a) converts into 15.7 shares of common stock of the Company (subject to downward adjustment to 12 shares or common stock should certain conditions not be met while the Series A Preferred is outstanding), (b) possesses full voting rights, on an as-converted basis, with the common stock of the Company, and (c) has no dividend rate. On a fully diluted, as converted basis, the Sellers own approximately 88% of the issued and outstanding common stock of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2019, Corey Wiegand resigned from his position as President, Chief Executive Officer, Chief Financial Officer and Sole Director of the Company effective immediately.

On November 27, 2019, Gary C. Evans was appointed to succeed Corey Wiegand as President, Chief Executive Officer, Chief Financial Officer and Sole Director of the Company, effective upon the effectiveness of Mr. Wiegand’s resignation.

Further, effective ten (10) days after mailing to shareholders of a Schedule 14f-1 regarding the proposed addition of two members to the Board of Directors nominated by Sellers – Joe L. McClaugherty and John Harris -- will be appointed.

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Gary C. Evans – President, CEO, CFO, and Director, is currently the Chairman of the Board and Chief Executive Officer of EHR and will continue to maintain those positions as well as his positions at the Company. Prior to founding EHR, he was CEO of Magnum Hunter Resources Corporation, a public energy company specializing in unconventional resource plays predominately in the Appalachian Basin, for seven years, from 2009 to May 2016. Mr. Evans was also founder and CEO of Eureka Hunter Holdings, LLC, a mid-stream gas gathering company transporting and managing up to 1 Bcf of daily natural gas volumes from production in West Virginia and Ohio on approximately 200 miles of newly constructed pipeline during the similar seven-year period. Additionally, Mr. Evans previously founded and served as the Chairman and Chief Executive Officer of Magnum Hunter Resources Inc. (MHRI), a NYSE listed company, for 20 years before MHRI was acquired by Cimarex Energy for approximately $2.2 billion in June 2005. Later that year, Mr. Evans formed Wind Hunter Energy, LLC, a renewable energy company which was subsequently acquired in December 2006 by GreenHunter Energy, Inc., an emerging water resource company focusing on oil field water management and clean water technologies active in the Marcellus and Utica resource plays in Appalachia. As founder, Mr. Evans served as Chairman and Chief Executive Officer of GreenHunter Energy, Inc. from December 2006 until May 2016. Its assets were sold to a private equity fund. Mr. Evans serves as an Individual Trustee of TEL Offshore Trust, a publicly listed oil and gas trust, and is a Director of Novavax Inc., a NASDAQ listed clinical-stage vaccine biotechnology company, where he previously served as Chairman, CEO and Lead Director. Mr. Evans was recognized by Ernst & Young as the Southwest Area 2004 Entrepreneur of the Year for the Energy Sector and was subsequently inducted into the World Hall of Fame for Ernst & Young Entrepreneurs. Mr. Evans was also recognized as the Energy Industry Leader of the year in 2013 and chosen by Finance Monthly in 2013 as one of the most respected CEOs. Mr. Evans was chosen as the Best CEO in the “Large Company” category by Texas Top Producers in 2013. He additionally won the Deal Maker of the Year Award in 2013 by Finance Monthly. Mr. Evans serves on the board of the Maguire Energy Institute at Southern Methodist University and speaks regularly at energy industry conferences around the world and on national television networks on the current affairs of the energy industry.

Joe L. McClaugherty – Director, is currently Lead Independent Director of EHR and will continue to maintain that position as well as his position at the Company. Mr. McClaugherty previously served as a director of Magnum Hunter Resources Corporation from 2006 through 2016 where he served as Lead Director during the last three years of his tenure. Mr. McClaugherty is a senior partner of McClaugherty & Silver, P.C., a full service firm engaged in the practice of civil law, located in Santa Fe, New Mexico. He has practiced law for 40 years and has had a Martindale-Hubbell rating of AV Preeminent for over 20 years and is a Fellow of the International Academy of Trial Lawyers. Prior to founding McClaugherty & Silver, P.C. in 1992, he was the Managing Partner of the Santa Fe office of Kemp, Smith, Duncan & Hammond, and, earlier, of Rodey, Dickason, Sloan, Akin & Robb. Mr. McClaugherty has served on numerous boards of both international and domestic companies. He received a BBA with Honors from the University of Texas in 1973 and a JD with Honors from the University of Texas School of Law in 1976. He is admitted to the Bars of the State of New Mexico, Texas and Colorado, as well as the Federal Bars of the Districts of New Mexico and Colorado, the Tenth Circuit Court of Appeals and the United States Supreme Court. The Company believes that it will benefit from Mr. McClaugherty’s business and law degrees from the University of Texas at Austin, his approximately 40 years of legal experience in a broad-based civil practice and his extensive business experience on boards of both international and domestic companies.

John R. Harris – Director, is currently a private investor in a cannabis growing operation based in southern California. Mr. Harris previously served as a member of the senior leadership team at EDS for approximately 25 years. He is also the former President and CEO of eTelecare Global Solutions; a $300M private equity backed business process outsourcing (“BPO”) company. Prior to eTelecare, Mr. Harris was President and CEO of Seven World Wide, a $400 million private equity backed Marketing Services BPO Company with operations in North America and the United Kingdom. Mr. Harris is a graduate of the University of West Georgia where he earned both a BBA and MBA. He currently serves on the Board of Advisors to the Richardson School of Business at the University of West Georgia. Mr. Harris has held board positions with a number of public and private telecommunications and technology services companies, and currently sits on the board of The Hackett Group. Mr. Harris’s experience as a senior executive and board member at a variety of global companies coupled with his recent experience as an investor in the cannabis space makes him an important asset as we try to grow and expand the Company’s business.

None of our new officers and directors have had had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. At this time, we do not have written employment agreements or other formal compensation agreements with any of our new officers and directors.

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Item 5.03 Amendments to Certificate of Incorporation or Bylaws

Series A Preferred Certificate of Designation:

In connection with the issuance of the Series A Preferred as described in this Current Report, we filed the Series A Certificate of Designation with the Secretary of State of the State of Colorado. The summary of the rights, privileges and preferences of the Series A Preferred set forth above in Item 2.01 of the Current Report are qualified in their entirety by reference to the Series A Certificate of Designation, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Corporate Name Change to Generation Hemp, Inc.

In connection with the transactions contemplated under the Stock Purchase Agreement, the Company filed Articles of Amendment to its Articles of Incorporation to change its name to Generation Hemp, Inc. to better align with the anticipated business plan of the Company moving forward. Both our CUSIP number and our trading symbol changed as a result of the name change. Effective December 3, 2019, the Financial Information Regulatory Association, Inc. (“FINRA”) confirmed and announced the Company’s name change and our new trading symbol of “GENH”. The new CUSIP number for the Company Shares following the name change is 37149E 103. The Company Shares are expected to begin trading on the OTC Pink Marketplace with the new name and symbol within five days of the date of this filing.

Item 7.01 Regulation FD Disclosure.

On November 27, 2019, the Company issued a press release announcing the Closing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company is also furnishing herewith presentation materials to be used in communications with investors, investment bankers and analysts as Exhibit 99.2 to this report pursuant to Item 7.01 of Form 8-K. The Company undertakes no obligation to update, alter, or otherwise revise these presentation materials, as a result of written or oral statements that may be made from time to time, whether as a result of new information, future events, or otherwise.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this Item 7.01 and Exhibits 99.1 and 99.2: (i) will not be deemed an admission as to the materiality of any information herein (including Exhibits 99.1 and 99.2) and (ii) is not to be incorporated by reference into any filings of the Company.

Item 8.01 Other Events.

The business combination resulting from the closing of the Stock Purchase Agreement, has resulted in the joining together of a Denver-based publicly traded real estate company that leases warehouse space to Hemp seed growers, and EHR, an oil and gas exploration and production company with properties located in the Eagle Ford Shale of South Texas and San Andres formation in West Texas. As set forth in Item 2.01, while each of these energy-related properties still reside in the Energy Hunter portfolio, it is management’s current intention to fully divest these assets and become a pure play, hemp only company. The proceeds eventually generated from the sale these assets, in addition to other sources of capital, are currently intended to be used as working capital for us. At this time, management cannot estimate when such a divestiture will take place.

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Item 9.01 Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Financial statements as required for the periods specified in Rule 8-04(b) of Regulation S-X, and meeting the requirements of Regulation S-X, are not included in this Report. The Company will provide the required financial statements by amendment of this Current Report within 71 calendar days from the date on which this Current Report on Form 8-K is required to be filed.

(b)       Pro forma financial information.

Pro forma financial information, if and as required by Rule 8-05 of Regulation S-X, and meeting the requirements of Regulation S-X, are not included in this Report. If pro forma financial information is required with respect to the transaction described above, the Company will provide such required pro forma financial information by amendment of this Current Report within 71 calendar days from the date on which this Current Report on Form 8-K is required to be filed.

(d)       Exhibits

Exhibit No. Description of Exhibit

Exhibit No.	Description of Exhibit

3.1	Series A Certificate of Designation

10.1	Amendment No. 2 to Stock Purchase Agreement, dated November 27, 2019, among Home Treasure Finders, Inc., HMTF Merger Sub Inc., Energy Hunter Resources, Inc. (the “Company”), certain stockholders of the Company set forth therein, and Gary C. Evans.

99.1	Press Release

99.2	Investor Presentation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Home Treasure Finders, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Generation Hemp, Inc.

Date: December 4, 2019	By: /s/ Gary C. Evans
Gary C. Evans
Chief Executive Officer